SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Effective October 21, 2021, Tom Chan no longer serves as a portfolio manager of the above-referenced funds. Accordingly, all references to Tom Chan are deleted.
Please Retain This Supplement for Future Reference
October 22, 2021
PROSTKR21-64